SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 15, 2000
                                                  ---------------


                              INFOCAST CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                      0-27343          84-1460887
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


          One Richmond Street West, Suite 902, Toronto, Ontario M5H 3W4
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (416) 867-1681
                                                    --------------

Item 7.  Financial Statements, Pro-Forma Financial Information
         -----------------------------------------------------
         and Exhibits.
         ------------

                  (a)      Financial Statements of Business Acquired

                           Report of Independent Auditors

                           Consolidated   Balance  Sheet  of  i360  inc.  as  of
                                  December   31,   1999  and   June   30,   2000
                                  (unaudited)

                           Consolidated Statement of Operations of i360 inc. for
                                  the period from July 14, 1999 (inception) through December 31, 1999 and the six months ended June 30, 2000 (unaudited)

                           Consolidated  Statement  of Changes in  Stockholders'
                                  Equity of i360 inc. for the period from July 14, 1999 (inception) through December 31, 1999 and the six months ended June 30, 2000 (unaudited)

                           Consolidated Statement of Cash Flows of i360 inc. for
                                  the period from July 14, 1999 (inception) through December 31, 1999 and the six months ended June 30, 2000 (unaudited)

                           Notes to Consolidated Financial Statements

                  (b)      Pro-Forma Consolidated Financial Information

                           Pro-Forma Consolidated Balance Sheet of InfoCast
                                    Corporation as of June 30, 2000

                           Pro-Forma  Consolidated  Statement of Operations
                               of InfoCast  Corporation  for the year ended
                               March 31, 2000

                           Pro-Forma  Consolidated  Statement of Operations
                               of InfoCast Corporation for the three months ended June 30, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INFOCAST CORPORATION
                                              --------------------
                                              (Registrant)



Dated: October 27, 2000                       By: /s/ Herve Seguin
                                                  ---------------------------
                                                  Name:  Herve Seguin
                                                  Title: Chief Financial
                                                         Officer


                                       -3-